Hartford Life Insurance Company Separate Account VL I:

333-127379	Hartford Quantum Life II

Hartford Life and Annuity Insurance Company Separate Account VL I:

333-127380	Hartford Quantum Life II

Supplement Dated February 19, 2008 to the Prospectus Dated August 1, 2007

Supplement Dated February 19, 2008 to Your Prospectus

Effective December 31, 2007, the Total Annual Fund Operating Expenses are revised as follows:

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses*	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Putnam Variable Trust
Putnam VT Small Cap Value Fund – Class IB	0.76%	0.25%	0.09%	0.08%	1.18%	N/A	1.18%

*         Estimate of expenses attributable to the fund’s investments during the fund’s fiscal year ended December 31, 2006, and will vary based on the fund’s investments from time to time, in certain other investment companies that the fund bears indirectly, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports.

This supplement should be retained with the prospectus for future reference.

HV-6663